CAIRN ENERGY USA, INC.

                           2,623,260 Shares of Common Stock
                                   ($.01 par value)

                                   _______________


                                Underwriting Agreement

                                                            June     , 1995


          Morgan Keegan & Company, Inc.
          Fifty Front Street
          Morgan Keegan Tower
          Memphis, Tennessee  38103

          Southcoast Capital Corporation
          300 Poydras Street, Suite 2000
          New Orleans, Louisiana  70130

          Dear Sirs:

               Cairn Energy PLC, a Scottish corporation (the "Selling Stockholder"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named above (the "Underwriters") an aggregate of 2,623,260 shares (the "Shares") of Common Stock, $.01 par value ("the Stock"), of Cairn Energy USA, Inc., a Delaware Corporation (the "Company").

               1.   A.   The Company represents and warrants to, and agrees
          with, each of the Underwriters that:

                         (a) A registration statement on Form S-3 (File No. 33-59199) with respect to the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed

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          by  virtue  of  Rule  430A  under  the  Act  to  be  part of  the registration statement at the time it was declared effective, each as amended at the time such part of the registration
          statement   became  effective,   being  hereinafter   called  the
          "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"); any reference herein to the
          Registration  Statement,   any  Preliminary  Prospectus   or  the
          Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of
          the  Registration  Statement,  the   date  of  such   Preliminary
          Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the
          date  of  such  Preliminary   Prospectus  or  the  date  of   the
          Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

                         (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter or the Selling Stockholder expressly for use therein;

                         (c)  The Registration Statement conforms,  and the
          Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the

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          Company by  an Underwriter  or the Selling  Stockholder expressly for use therein; the documents incorporated by reference in the Registration Statement and the Prospectus, when they were first filed with the Commission, complied in all material respect with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder;

                         (d) The filing of the Registration Statement and the execution and delivery of this Agreement have been duly and validly authorized, and this Agreement has been duly executed and delivered by the Company and represents the legal, valid and binding agreement of the Company;

                         (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (except for amounts drawn down under the Company's revolving credit facility) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                         (f)  The Company has been duly incorporated and is
          validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require qualification, or is subject to no material liability or


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          disability  by reason of  the failure to  be so qualified  in any such jurisdiction;

                         (g) The Company and its subsidiaries have good and defensible title to their real properties and their producing oil and gas properties, free and clear of all liens, encumbrances and defects, except (i) those described in the Prospectus, (ii) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (iii) liens and encumbrances under operating agreements, unitization and pooling agreements, and other similar agreements of a scope and nature customary in the oil and gas industry that do not materially affect the value of such oil and gas properties or materially interfere with the use made or proposed to be made of such properties by the Company and its subsidiaries and (iv) such other liens, encumbrances and defects that do not, singly or in the aggregate, materially affect the value of such properties or materially interfere with the use made or proposed to be made of such properties by the Company and its subsidiaries;

                         (h)  The Company has an  authorized capitalization
          as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned, directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for the security interest granted to Internationale Nederlanden (U.S.) Credit Corporation ("INCC") pursuant to the Credit Agreement dated September 8, 1993, as amended on October 15, 1993, May 10, 1994 and December 20, 1994 (the "Credit Agreement") between the
          Company and INCC, a copy of which has been filed with the Commission as an exhibit to the Registration Statement or to documents incorporated by reference therein;

                         (i) The Shares conform to the description of the Stock contained in the Prospectus;

                         (j) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the charter, by-laws or other constitutional documents

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          of any of its subsidiaries or any violation by the Company of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no
          consent,   approval,   authorization,   order,  registration   or
          qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation
          by  the   Company  of  the  transactions   contemplated  by  this
          Agreement, except  (i)  the registration  under  the Act  of  the
          Shares,   (ii)   such   consents,    approvals,   authorizations,
          registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, and (iii) such approval of the underwriting arrangements as may be required under the by-laws of the National Association of Securities Dealers, Inc. (the "NASD");

                         (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                         (l) Ernst & Young LLP, and Arthur Andersen, LLP, who have certified certain financial statements of the Company and its subsidiaries and certain financial statements of businesses and operations acquired by the Company that are incorporated by reference in the Registration Statement and the Prospectus, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                         (m) Ryder Scott Company, who has issued reports on the Company's oil and gas reserves that are incorporated by reference in the Registration Statement and the Prospectus, were, as of the date of their respective reports, and are, as of the date hereof, independent petroleum engineers with respect to the Company and its subsidiaries;

                         (n)  The   audited   and  unaudited   consolidated
          financial  statements  and  schedules  of  the  Company  and  its subsidiaries incorporated by reference in the Registration Statement and the Prospectus, taken together, present fairly the consolidated financial position of the Company and its subsidiaries as of their respective dates and the consolidated results of their operations, their cash flows and changes in shareholders' equity of the Company for the respective periods

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          covered thereby; such financial  statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as set forth in the notes to such financial statements and except to the extent that certain footnote disclosures regarding the unaudited financial statements have been omitted in accordance with the applicable rules of the Commission; the consolidated
          financial  statements   of  the  Company  and   its  subsidiaries
          incorporated by reference in the Registration Statement and the Prospectus comply in all material respects to the requirements of the Act and the regulations thereunder;

                         (o) The Stock is qualified for inclusion in, and is quoted on, the NASDAQ National Market System;

                         (p) None of the Company, its subsidiaries, or any of their officers, directors or affiliates has taken or will take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares; and

                         (q) The Company and its subsidiaries have filed all federal, state and foreign income and franchise tax returns required to be filed and have paid all taxes shown thereon to be due, except for taxes that are being contested in good faith or with respect to which an extension has been granted, and there is no tax deficiency that has been or, to the best knowledge of the Company, might be asserted against the Company, any of its subsidiaries or any of their respective properties or assets that would have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.

                    B. The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters that:

                         (a) The Selling Stockholder has been duly incorporated and is validly existing as a corporation under the laws of Scotland, with power and authority (corporate and other) to own its properties and conduct its business as it is currently being conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in the United States in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                         (b) The sale of the Shares by the Selling Stockholder, the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the

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          transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which the Selling Stockholder or any of its subsidiaries is bound or to which any of the property or assets of the Selling Stockholder or any of its subsidiaries is subject, nor will such
          action  result  in  any  violation  of  the   provisions  of  the
          Memorandum and Articles of Association of the Selling Stockholder or the charter, by-laws or other constitutional documents of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having
          jurisdiction  over   the  Selling  Stockholder  or   any  of  its
          subsidiaries  or  any  of   their  properties;  and  no  consent,
          approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except (i) the registration under the Act of the Shares, (ii)
          such  consents,  approvals,   authorizations,  registrations   or
          qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, and (iii) such approval of the underwriting arrangements as may be required under the by-laws of the NASD;

                         (c) The Selling Stockholder has, and at the time of delivery of the Shares to be sold by the Selling Stockholder the Selling Stockholder will have, full legal right, power, authority and capacity, and, except as required under the Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by the Selling Stockholder hereunder;

                         (d) This Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder and represents the legal, valid and binding obligation of the Selling Stockholder;

                         (e) The Selling Stockholder has good, valid and marketable title to the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such

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          Shares  as herein  contemplated,  each of  the Underwriters  will receive good, valid and marketable title to the Shares purchased by it from the Selling Stockholder, free and clear of all liens,
          encumbrances,   claims,   security  interests,   restrictions  on
          transfer, shareholders' agreements, voting trusts and other defects in title whatsoever;

                         (f)  The  Selling Stockholder  has  not taken  and
          shall not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to cause or result in, the stabilization or manipulation of any securities of the Company to facilitate the sale or resale of the Shares;

                         (g) (i) At the time of filing thereof, such parts of each Preliminary Prospectus as relate to the Selling Stockholder and are based on information furnished in writing to the Company by or on behalf of the Selling Stockholder expressly for use therein did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
          (ii) as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, such parts of the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus as relate to the Selling Stockholder and are based on information furnished in writing to the Company by or on behalf of the Selling Stockholder expressly for use therein do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                    (h) Societe Generale Strauss Turnbull Securities Limited (the "Agent") will act as agent on behalf of the Selling Stockholder in the sale and delivery of the Shares to the Underwriters hereunder, for which service the Agent will receive from the Selling Stockholder a commission of 1% of the net proceeds to the Selling Stockholder. No party hereto, other than the Selling Stockholder, will have any liability whatsoever to the Agent for the payment of any fees, commissions or expenses in connection with any of the transactions contemplated herein.

               2.   Subject to  the terms and conditions  herein set forth,
          the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price
          per share of $        ,  the number of Shares set  forth opposite
          the name of such Underwriter on Schedule I hereto.


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               3.   Upon  the authorization  by you of  the release  of the
          Shares, you propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

               4. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Southcoast Capital Corporation may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholder, shall be delivered by or on behalf of the Selling Stockholder to you against payment by such Underwriter of the purchase price therefor by certified official bank check or checks, payable to the order of the Selling Stockholder in New York Clearing House funds, all at the offices of Southcoast Capital Corporation, at
          9:30 a.m., Central time, on         , 1995, or at such other time
          and date as you, the Company and the Selling Stockholder may agree upon in writing, such time and date being herein called the "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the offices of Southcoast Capital Corporation or such other place as may be designated by you.

               5.   The Company agrees with each of the Underwriters:

                         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus that shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, and of any request by the Commission to amend or supplement the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions

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          as  you may request and to comply  with such laws so as to permit
          the   continuance  of   sales  and   dealings  therein   in  such
          jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and

                         (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to expiration of three months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time three months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

               6.   The  Company  covenants  and agrees  with  the  several
          Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel, accountants and petroleum engineers in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iii) the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares, (iv) the reasonable fees and expenses of not more than one counsel to the Selling Stockholder, (v) the cost and charges of any transfer agent or registrar; and (vi) all other costs and expenses incurred by the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel, stock transfer taxes on resale by them of any of the Shares, and any advertising expenses connected with any offers they may make.

               7.   The  obligations of the Underwriters hereunder shall be
          subject,  in   their  discretion,  to  the   condition  that  all
          representations and warranties and other statements of the Company and the Selling Stockholder herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall each have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                    (b) Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                    (c) Jenkens & Gilchrist, a Professional Corporation, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                         (ii) The Company has an authorized capitalization as set forth in the Prospectus; the Shares and the shares of

          Common Stock issued by the Company in its 1993 public offering have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                         (iii)     The Company has been duly qualified as a
          foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely with respect to the opinion in this clause upon opinions of local counsel and with respect to matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                         (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except for the security interest granted to INCC pursuant to the Credit Agreement (such counsel being entitled to rely with respect to the opinion in this clause upon opinions of local or other counsel and with respect to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                         (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders'
          equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                         (vi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, subject as to the enforcement of remedies to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and except as to rights of indemnification and contribution hereunder which may be limited by federal securities laws;

                         (vii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the charter, by-laws or other constitutional documents of any of its subsidiaries, or to counsel's knowledge, any statute applicable to the Company or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                         (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required to be obtained by the Company for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (i) the registration under the Act of the Shares, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (iii) such approval of the underwriting arrangements as may be required under the by-laws of the NASD; and

                         (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules incorporated by reference therein and the report of Ryder Scott Company incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules incorporated by reference therein and the report of Ryder Scott Company incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules incorporated by reference therein and the report of Ryder Scott Company incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules incorporated by reference therein and the report of Ryder Scott Company incorporated by reference therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required.

                              In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the corporate laws of the State of Delaware.

                    (d) Cox & Smith Incorporated and Shepherd & Wedderburn, W.S., each counsel for the Selling Stockholder, shall have furnished to you their written opinions, dated the Time of Delivery, in form and substance satisfactory to you, collectively to the effect that:

                         (i) The Selling Stockholder has been duly incorporated and is validly existing as a corporation under the laws of Scotland, with power and authority (corporate and other) to own its properties and conduct its business as currently being conducted;

                         (ii) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder and constitutes the legal, valid and binding agreement of the Selling
          Stockholder, subject as to the enforcement of remedies to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and except as to rights of indemnification and contribution hereunder which may be limited by federal or state securities or other laws or policies;

                         (iii) The compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder or any of its subsidiaries is a party or by which the Selling Stockholder or any of its subsidiaries is bound or to which any of the property or assets of the Selling Stockholder or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum and Articles of Association of the Selling Stockholder or the charter, by-laws or other constitutional documents of any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its subsidiaries or any of their properties;

                         (iv) No  consent, approval,  authorization, order,
          registration or qualification of or with any court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except (i) the registration under the Act of the Shares, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (iii) such approval of the underwriting arrangements  as may be required  under the by-laws  of the NASD;
          and

                         (v) Upon the delivery of and payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement as herein contemplated, each of the Underwriters who purchases any of the Shares for value, in good faith and without notice of any adverse claim with respect thereto will receive good, valid and marketable title to such Shares purchased by it from the Selling Stockholder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, stockholders' agreements, voting trusts and other defects in title whatsoever.

                    (e) (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, except for amounts drawn down under the Company's revolving credit facility, or any change or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or
          (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

                    (f)  On  or after the date  hereof there shall not have
          occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus; and

                    (g) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

                    (h)  The  Selling Stockholder  shall have  furnished or
          caused to be furnished to you at the Time of Delivery certificates of officers of the Selling Stockholder satisfactory to you as to the accuracy of the representations and warranties of the Selling Stockholder herein at and as of the Time of Delivery, as to the performance by the Selling Stockholder of all of its obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request.

               8. (a) (i) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter or the Selling Stockholder expressly for use therein; and provided further, however, that as to any Preliminary Prospectus, this indemnity shall not inure to the benefit of any Underwriter on account of any loss, claim, damage or liability arising from the sale of Shares to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to such person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from noncompliance by the Company with Section 5(c) hereof.

                         (ii) The  Selling  Stockholder will  indemnify and
          hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that as to any

          Preliminary Prospectus, this indemnity shall not inure to the benefit of any Underwriter on account of any loss, claim, damage or liability arising from the sale of Shares to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to such person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from noncompliance by the Company with Section 5(c) hereof.

                    (b)  Each  Underwriter, severally and not jointly, will
          indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which they or either of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by them or either of them in connection with investigating or defending any such action or claim as such expenses are incurred. The Company and the Selling Stockholder acknowledge that the statements set forth in the footnote on the cover page, the last paragraph of the cover page and under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriters expressly for use in the registration statement relating to the Shares as originally filed, or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                    (d)  If  the  indemnification  provided  for   in  this
          Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Subsection (c) above, then each indemnifying party shall contribute to such amount  paid  or  payable  by  such  indemnified  party  in  such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Subsection
          (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The Company and the Selling Stockholder shall be jointly and severally liable for the amounts to be contributed by any of them pursuant to the provisions of this Section 8(d). Notwithstanding the provisions of this Subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations. The Underwriters' obligations in this Subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                    (e) The obligations of the Company under this Section 8 shall be in addition to any liability that the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

               9. (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder, the non-defaulting Underwriter may in its discretion arrange for it or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the non-defaulting Underwriter does not arrange for the purchase of such Shares, then the Company and the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriter to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the non-defaulting Underwriter notifies the Company that it has so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, the non-defaulting Underwriter or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the opinion of the non-defaulting Underwriter may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                    (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriter, the Company and the Selling Stockholder as provided in Subsection (a) above, the aggregate number of such Shares that remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares that such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                    (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriter, the Company and the Selling Stockholder as provided in Subsection (a) above, the aggregate number of such Shares that remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares, or if the Company and the Selling Stockholder shall not exercise the right described in Subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then each non-defaulting Underwriter shall be required to purchase only the number of Shares that such Underwriter agreed to purchase hereunder without further liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               10.  The      respective      indemnities,       agreements,
          representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Selling Stockholder or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

                    Anything  herein to  the contrary  notwithstanding, the
          indemnity agreements of the Company and the Selling Stockholder in Subsection (a) of Section 8 hereof, the representations and warranties in Subsections (b) and (c) of Section 1A hereof and any representation or warranty as to the accuracy of the
          Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company or the Selling Stockholder of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               11. If for any reason the Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, the Selling Stockholder will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

               12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission, in the case of Morgan Keegan & Company, Inc., at Fifty Front Street, Morgan Keegan Tower, Memphis, Tennessee, 38103, Attention:
          Michael  J.  Harris;  and  in  the  case  of  Southcoast  Capital

          Corporation, at 300 Poydras Street, Suite 2000, New Orleans, Louisiana, 70130, Attention: Corporate Finance Department; if to the Company or the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission, in the case of the Company, to the address of the Company set forth in the Registration Statement, Attention: Michael R. Gilbert; and in the case of the Selling Stockholder to Cairn House, 61 Dublin Street, Edinburgh EH3 6NL, Scotland, Attention: Chief Executive-Legal Manager. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

               13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

               14.  Time shall be  of the  essence of this  Agreement.   As
          used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

               15. The Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Selling Stockholder and the Company.

                                             Very truly yours,

                                             Cairn Energy USA, Inc.


                                             By:
          ______________________________
                                             Name:
                                             Title:

                                             Cairn  Energy PLC,  as Selling
          Stockholder


                                             By:
          ______________________________
                                             Name:
                                             Title:

          Accepted as of the date hereof:

          Morgan Keegan & Company, Inc.


          By:
          Name:
          Title:


          Southcoast Capital Corporation


          By:
          Name:
          Title:

                                      SCHEDULE I

                                                     Total Number of Shares
                             Underwriter                to be Purchased

               Morgan Keegan & Company, Inc.  . . . .        1,511,630
               Southcoast Capital Corporation . . . .        1,111,630



                    Total . . . . . . . . . . . . . .        2,623,260